United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 19, 2022 (July 19, 2022)

Date of Report (Date of earliest event reported)

FORTUNE RISE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Bridge Street, Building A Metuchen, NJ	08840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 909-214-2482

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and on-half of one Warrant	FRLAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.02. Termination of Material Definitive Agreement

On April 26, 2022, Fortune Rise Acquisition Corporation (“FRLA” or the “Parent”), Sigma Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of FRLA (“Sigma Merger Sub”), Gamma Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of FRLA (“Gamma Merger Sub” and, together with Sigma Merger Sub, “Merger Subs” and each, a “Merger Sub”), VCV Power Sigma, Inc., a Delaware corporation (“Sigma”), and VCV Power Gamma, Inc., a Delaware corporation (“Gamma” and, together with Sigma, the “Companies” and each individually, a “Company”), and Yuan (Jerry) Tang (“Jerry Tang”), in his capacity as the representative for stockholders of both Companies and for certain limited purposes under Section 5.13 thereunder, entered into an Agreement and Plan of Merger (the “Merger Agreement”).

On July 19, 2022, pursuant to Section 11.01(a) of the Merger Agreement, the Parent and the Companies entered into a termination agreement (the “Termination Agreement”) and mutually agreed to terminate the Merger Agreement and the transaction contemplated thereby may be abandoned, effective immediately.

A copy of the Termination Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Termination Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1	Termination Agreement, dated as of July 19, 2022, by and among Fortune Rise Acquisition Corporation, VCV Power Sigma, Inc., and VCV Power Gamma, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

Date: July 19, 2022	By: /s/ Yuanmei Ma
Name: Yuanmei Ma
Title: Chief Financial Officer